PRUDENTIAL FLEXGUARD INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated July 24, 2026
To
Initial Summary Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Initial Summary Prospectus (ISP) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the ISP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the ISP and Statement of Additional Information.
This Supplement describes certain changes and updates to your ISP, effective immediately.
1.
Making Withdrawals: Accessing The Money In Your Contract:
In the “Surrender Value” subsection, the third paragraph is replaced in its entirety with the following:
“Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see the “Charges and Adjustments” section of the statutory prospectus for more information.”
2.
Appendix A – Investment Options Available Under the Contract:
The paragraph immediately preceding the table with the indices is restated as follows:
See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus for a description of the Index Strategies’ features. See “Charges and Adjustments” in the statutory prospectus for more information about Interim Value adjustments.

If you have any questions, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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